ACQUISITIONS OF CONSOLIDATED ENTITIES	6 Months Ended
Jun. 30, 2018
Business Combinations1 [Abstract]
ACQUISITIONS OF CONSOLIDATED ENTITIES
ACQUISITIONS OF CONSOLIDATED ENTITIES
The following table summarizes the balance sheet impact as a result of business combinations that occurred in the six months ended June 30, 2018. No material changes were made to the provisional allocations:

(MILLIONS)	Real Estate	Renewable Power	Infrastructure	Private Equity and Other	Total
Cash and cash equivalents	$124	$200	$21	$216	$561
Accounts receivable and other	294	236	249	468	1,247
Inventory	1	—	3	63	67
Equity accounted investments	43	—	16	16	75
Investment properties	3,010	—	—	—	3,010
Property, plant and equipment	1,374	2,883	487	189	4,933
Intangible assets	28	258	17	366	669
Goodwill	68	142	770	233	1,213
Deferred income tax assets	212	—	7	610	829
Total assets	5,154	3,719	1,570	2,161	12,604
Less:
Accounts payable and other	(304)	(325)	(239)	(573)	(1,441)
Non-recourse borrowings	(796)	(1,979)	(185)	(267)	(3,227)
Deferred income tax liabilities	(24)	(209)	(84)	(70)	(387)
Non-controlling interests[1]	(52)	(21)	(540)	(24)	(637)
	(1,176)	(2,534)	(1,048)	(934)	(5,692)
Net assets acquired	$3,978	$1,185	$522	$1,227	$6,912

Consideration[2]	$3,761	$1,185	$522	$835	$6,303

1.	Includes non-controlling interests recognized on business combinations measured as the proportionate share of fair value of the assets and liabilities on the date of acquisition

2.	Total consideration, including amounts paid by non-controlling interests that participated in the acquisition as investors in Brookfield-sponsored private funds or as co-investors
Significant acquisitions completed in the six months ended June 30, 2018, are as follows:
On February 1, 2018, a subsidiary of the company acquired a portfolio of 15 student housing properties in the U.K., adding to our existing portfolio, for total consideration of $752 million. The consideration includes $194 million cash consideration with the remainder funded through debt financing. As of June 30, 2018, the valuations of the investment properties acquired are complete. There have been no changes to the previous provisional purchase price allocation. Total revenues and net loss that would have been recorded if the transaction had occurred at the beginning of the year are $26 million and $18 million, respectively.
On February 1, 2018, a subsidiary of the company acquired a portfolio of 105 extended-stay hotel properties across the U.S. for total consideration of $764 million, including $169 million cash consideration with the remainder funded through debt financing. As of June 30, 2018, the valuation of the property, plant and equipment acquired was still under evaluation by the subsidiary. Accordingly, the business combination has been accounted for on a provisional basis. Total revenues and net loss that would have been recorded if the transaction had occurred at the beginning of the year are $79 million and $8 million, respectively.
On March 9, 2018, the company obtained control over an entity, previously held as an equity-accounted investment, after converting loan interests in the entity and becoming the 100% common equity holder. This acquisition was accounted for as a business combination through a step acquisition in accordance with IFRS 3 Business Combinations. The company recognized a bargain purchase gain of $393 million as a result of the recognition of deferred tax assets which were not previously utilized. As of June 30, 2018, the valuation of the investments and the related tax benefit were still under evaluation by the company. Accordingly, the business combination has been accounted for on a provisional basis. Total revenues and net income that would have been recorded if the transaction had occurred at the beginning of the year are $6 million and $4 million, respectively.
On May 15, 2018, a subsidiary of the company acquired, together with institutional investors, a 70% interest in Schoeller Allibert Group B.V (“Schoeller”) for total consideration of $231 million. Goodwill of $180 million represents the expected growth from the integration of operations. Goodwill recognized is deductible for income tax purposes. As at June 30, 2018 the valuation of the property, plant and equipment acquired was still under evaluation by the subsidiary. Accordingly, the business combination has been accounted for on a provisional basis. Total revenues and net loss that would have been recorded if the transaction had occurred at the beginning of the year are $304 million and $19 million, respectively.
On June 1, 2018, a subsidiary of the company, along with institutional investors, acquired a 55% interest in Gas Natural, S.A. ESP (“Gas Natural”), for total consideration of $522 million. The acquisition was funded through cash consideration of $309 million with the remainder funded through asset level debt raised concurrently on closing. Gas Natural owns several other investments, all at different ownership levels. The future growth arising from the business’ position as a key distributor of natural gas in Colombia gave rise to goodwill of $694 million, the remainder of the goodwill is due to the difference between the book value and tax bases of the assets acquired. None of the goodwill recognized is deductible for income tax purposes. As at June 30, 2018, the valuation of the property, plant and equipment acquired was still under evaluation by the subsidiary. Accordingly, the business combination has been accounted for on a provisional basis. Total revenues and net income that would have been recorded if the transaction had occurred at the beginning of the year are $486 million and $31 million, respectively.
On June 12, 2018, a subsidiary of the company, along with institutional investors, acquired a 95% interest in Saeta Yield, S.A. (“Saeta”) for total cash consideration of $1.1 billion, funded through an equity issuance at the subsidiary, amounts drawn on a non-recourse credit facility and available cash on hand. On acquisition, the excess of the purchase price over the estimated fair value of the identifiable net assets was recorded as goodwill. None of the goodwill recognized is deductible for income tax purposes. As of June 30, 2018, the valuation of the property, plant and equipment acquired was still under evaluation by the subsidiary. Accordingly, the business combination has been accounted for on a provisional basis. Total revenues and net income that would have been recorded if the transaction had occurred at the beginning of the year are $212 million and $23 million, respectively.